UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 26, 2023

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Boise Cascade Company (the Company) amended and restated the Company's Bylaws, effective October 26, 2023. The amendments:

•clarify that the time periods set forth in the advance notice bylaws supersede those included in Rule 14a-19. The proposed change is in line with SEC guidance that the rule establishes a minimum, not a maximum period for notice (Sections 11(b)(ii) and 11(c));

•require that any shareholder giving notice of any nomination must include a representation as to whether the shareholder intends to solicit the holders of shares representing at least 67% of the voting power (Section 11(b)(iii)(H));

•require that a nominating holder provide reasonable evidence that they have complied with Rule 14a-19 no later than 5 business days prior to the meeting (Section 11(g));

•state that the chair of the meeting may disregard the nominees of a holder that does not comply with the requirements of Rule 14a-19 (Section 11(g)); and

•revise Section 11(b)(iv) to clarify that holders may not nominate a greater number of nominees than there are directors subject to election at a meeting and to require that a nominating holder use a proxy card color other than white, which would be reserved for use by the Board.

The foregoing description of the amendments is not complete and is qualified in its entirety by reference to the text of the Bylaws, as amended, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure.

On October 26, 2023, the Company issued a press release announcing that its board of directors had declared a quarterly dividend of $0.20 per share, as well as a special dividend of $5.00 per share, to holders of its common stock, payable on December 15, 2023 to stockholders of record on December 1, 2023. The press release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information in this Item 7.01 of Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

3.2	Amended and Restated Bylaws of Boise Cascade Company effective October 26, 2023

99.1	Boise Cascade Company Press Release, dated October 26, 2023.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Senior Vice President, General Counsel and Secretary
Date: October 26, 2023